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Semi-Annual Report

August 31, 2001

Debt Strategies
Fund, Inc.

www.mlim.ml.com

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                     Debt Strategies Fund, Inc., August 31, 2001

DEAR SHAREHOLDER

Investment Approach

Debt Strategies Fund, Inc. consists largely of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds.

Market Review

The hoped-for high-yield rally that appeared to begin during the December 2000-January 2001 period faded by February. During the six months ended August 31, 2001, three months posted negative returns from the high-yield market. Despite this, retail investors returned to the high-yield market in 2001, with inflows totaling more than $8.5 billion through August 31, 2001, nearly offsetting the $10 billion in withdrawals we witnessed in 2000. Growth in demand for high-yield bonds by collateralized bond obligations (CBOs) continued to outpace that of mutual funds. We expect the pace of CBO introductions to be maintained in the short and medium term and continue to support high-yield issuance. We saw $60 billion in new bank loans brought to market year to date through July. Half of these transactions represented refinancing of existing deals. These refundings presented managers with unexpectedly high cash balances to be invested, which in turn had a moderately tightening effect on the new money loans.

A most noteworthy development in both the leveraged loan and high-yield markets was the sharp improvement in the terms of new transactions. We are seeing, for example, lower allowed leverage ratios with an attendant improvement in interest coverage ratios. With bank loans, investors are enjoying the benefits of more credible collateral packages and more formalized seniority positions. This tightening of credit terms is of course a reaction to the high default rates the market is experiencing. The Moody's Investors Service bond default rate rose to 9.9% at July 31, 2001. The good news in this is that the rate of increase in defaults has been slowing, and we expect that the default rate of the market in general will soon level off. A second reason to believe the default rate is reaching its peak is that this rate is an extremely lagging indicator, basically reflecting the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August. Empirically, we've gauged that it takes roughly 3.5 years for a bond issue to default. This again would suggest the market is near the top in default rates as this 1998 "vintage" works its way through the financial markets.

On the economic front, the Federal Reserve Board has cut the discount rate seven times this year through August 31, 2001. If inflationary pressures continue to abate, there is the likelihood October will see another interest rate cut in addition to the cut made in September. We believe that these interest rate cuts and the president's tax rebate program will combine to end the current slowdown and restore marginally positive economic growth.

Overall, we believe a combination of declining default rates, more conservatively structured transactions and a resumption of economic growth will provide a favorable environment in 2002.

Fund Performance

For the six months ended August 31, 2001, Debt Strategies Fund, Inc. had a total return of -2.90%, based on a change in per share net asset value from $7.53 to $6.84, and assuming reinvestment of $0.468 per share income dividends. This compared to the -2.25% return for the Fund's unmanaged benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High-Yield Index and the CSFB Leveraged Loan Index Plus. For the six-month period ended August 31, 2001, the net annualized yield of the Fund's Common Stock was 13.40%.

The most important factor affecting the Fund's performance during the six-month period was the telecommunications sector, where the Fund was marginally overweight by 1.3%. We experienced pervasive weakness among the sector's companies, both wired and wireless. The industry was characterized by optimistic and aggressive growth strategies conceived in the late 1990s, which required massive capital expenditure programs. These were disproportionately debt-funded, including leveraged bank loans, high-yield bonds and extensive vendor financing. This was especially true for the wired sector, which has greater physical capital demands. The telecommunications sector is presently characterized by a severe overcapacity situation exacerbated by technical advances that have improved efficiency of existing capacity. Accordingly, we believe this situation will take considerable time to correct itself and that the wired telecommunications sector in particular will continue to weigh upon the market.

Three specific non-telecommunications credits, which adversely impacted the Fund during the period were:

o Acme Metals Inc.--Acme, the smallest integrated US steel producer, filed Chapter 11 in late 1998. The bank debt, of which we hold $8.2 million, traded for an extended period of time in the 1970s in anticipation of a solid recovery based on company asset sales. These discussions broke off and the price of the bank loans plunged to 30. We are currently assessing other liquidation prospects.

o Huntsman Corp.--This commodity chemical producer has been at a serious cost disadvantage compared to Middle East ethylene manufacturers that enjoy cheaper energy feedstocks. The negative impact of this on our $6 million bond position, which repriced from 85 to 36 during the period reviewed, has been compounded by a protracted series of discussions between the Huntsman family and an investor group led by a combination of Bain Capital and Blackstone, who may be investing $600 million in the company. The uncertainty regarding these talks is ongoing.

o Golden Northwest Aluminum--Our $4.5 million bond position in this aluminum manufacturer collapsed from 93.5 to 43 because of energy-related concerns. This company's operations are located in Oregon and have been acutely impacted by the pricing environment in the Pacific Northwest. Earlier this year, the company closed its smelting operations to resell their long-term power purchases on the spot market. With the energy crisis abating, we hope to see some return to normalcy later this year.

The following three credits made noteworthy contributions to the Fund's performance during this period.

o Bridge Information Systems, Inc.--Our $5.8 million bank loan to Bridge rallied sharply from 13.6 to 57.5. Bridge, a premier provider of equity information and analytics, filed for Chapter 11 earlier in the year as it faced acquisition-related solvency concerns. An agreement to sell the company to Reuters was cleared by the US Department of Justice on August 30, 2001.

o Pioneer Americas Acquisition Corp.--Our $6.8 million bank loan appreciated in price from 37.5 to 49 during the period because of two factors: First, during the negotiations that preceded this company's prepackaged Chapter 11 filing on July 31, 2001, US creditors fared better than expected in the economic split with Canadian creditors. Second, the energy-intensive nature of this company's caustic soda manufacturing process benefited from easing energy prices we experienced this past summer.

o Majestic Star LLC--This Gary, Indiana-based casino's prospects improved markedly because of a Trump-related operation opening next door and the joint construction of a parking facility to service both casinos, which will greatly enhance casino access. Our $6.5 million bond position climbed from 83 to 98.2.

At the end of the August period, the Fund was 29.0% leveraged as a percent of total assets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Activity

As we stated in our shareholder letter discussing the year ended February 28, 2001, we have been focusing more attention on the bond component of the Fund, which is responsible for the majority of the deterioration in the Fund's net asset value. This includes


                                     2 & 3

                                     Debt Strategies Fund, Inc., August 31, 2001

shading the overall Fund slightly more to bonds, swapping shorter for longer-term bonds as well as bank debt for bonds. We are still selectively purchasing bonds with greater duration and greater attendant price convexity. Overall, the Fund remains very well diversified with more than 200 issues in more than 40 industries.

In Conclusion

We believe that the Fund has the diversity and credit profile to weather the near-term economic uncertainty that the markets have faced since the tragic events of September 11. Further, we are confident of the resiliency of the high-yield and leveraged loan markets in the medium-term and will continue to employ an opportunistic trading strategy. We thank you for your investment in Debt Strategies Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kevin J. Booth

Kevin J. Booth
Vice President and Portfolio Manager


/s/ Joseph Matteo

Joseph Matteo
Vice President and Portfolio Manager

October 8, 2001

                       A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

PROXY RESULTS

During the six-month period ended August 31, 2001, Debt Strategies Fund, Inc.'s share holders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 24, 2001. The description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                         Shares Voted     Shares Withheld
                                                                              For           From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn                93,884,260         2,716,173
                                            Ronald W. Forbes              94,162,724         2,437,709
                                            Cynthia A. Montgomery         94,142,360         2,458,073
                                            Charles C. Reilly             94,120,987         2,479,446
                                            Kevin A. Ryan                 94,168,097         2,432,336
                                            Roscoe S. Suddarth            92,122,478         2,477,955
                                            Richard R. West               94,184,052         2,416,381
                                            Edward D. Zinbarg             94,104,078         2,496,355
---------------------------------------------------------------------------------------------------------


                                     4 & 5

                                     Debt Strategies Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      S&P      Moody's        Face
INDUSTRIES          Ratings    Ratings       Amount                        Corporate Debt Obligations                        Value
====================================================================================================================================
Air Transport--0.3%   NR*        NR*    US$ 2,714,610     Gemini Air Cargo, Term A, due 8/12/2005**                      $ 2,382,071
====================================================================================================================================
Aircraft & Parts--
0.4%                  B-         B3         3,000,000     Argo-Tech Corporation, 8.625% due 10/01/2007                     2,643,750
====================================================================================================================================
Amusement &                                               AMC Entertainment Inc.:
Recreational          CCC-       Caa3       3,700,000       9.50% due 3/15/2009 (d)                                        3,348,500
Services--4.1%        CCC-       Caa3       1,450,000       9.50% due 2/01/2011                                            1,312,250
                      NR*        B2         3,033,330     American Skiing Company, Term, due 5/31/2006**                   2,972,664
                      B+         B1         6,000,000     Intrawest Corporation, 10.50% due 2/01/2010                      6,285,000
                      NR*        NR*        4,771,085     Kerasotes Theatres, Inc., Term B, due 12/31/2004**               4,460,964
                      D          NR*        1,800,000    @Loews Cineplex Entertainment, 8.875% due 8/01/2008                 144,000
                                                          Metro-Goldwyn-Mayer Co.:**
                      NR*        NR*        3,000,000       Term A, due 3/31/2005                                          2,955,000
                      NR*        NR*        5,000,000       Term B, due 3/31/2006                                          4,990,000
                      B-         B2         3,350,000     Riddell Sports, Inc., 10.50% due 7/15/2007                       2,395,250
                                                                                                                         -----------
                                                                                                                          28,863,628
====================================================================================================================================
Apparel--0.5%                                             Arena Brands, Inc.:**
                      NR*        NR*          841,835       Term A, due 6/01/2002                                            791,325
                      NR*        NR*        2,938,608       Term B, due 6/01/2002                                          2,762,291
                                                                                                                         -----------
                                                                                                                           3,553,616
====================================================================================================================================
Automotive            NR*        NR*        3,500,000    @Cambridge Industries Inc., 10.25% due 7/15/2007                    490,000
Equipment--2.9%       B+         B1         3,351,637     Citation Corporation, Term B, due 12/01/2007**                   2,765,101
                      BB-        Ba3       10,695,000     Collins & Aikman Corp., Term C, due 12/31/2005**                10,588,050
                      B-         Caa1         500,000     Hayes Lemmerz International Inc., 8.25% due 12/15/2008             305,000
                      CCC-       Caa2       3,200,000     Holley Performance Products, 12.25% due 9/15/2007                1,600,000
                      NR*        NR*        3,850,000    @Key Plastics, Inc., 10.25% due 3/15/2007                               385
                      B-         Caa2       3,375,000     Tenneco Automotive Inc., 11.625% due 10/15/2009                  1,670,625
                                                          Venture Holdings Trust:
                      B          B2         1,800,000       9.50% due 7/01/2005                                            1,494,000
                      B-         B3         1,450,000       12% due 6/01/2009                                                996,875
                                                                                                                         -----------
                                                                                                                          19,910,036
====================================================================================================================================
Broadcast--Radio &    CCC+       B2        10,000,000     Ackerley Group Inc., 9% due 1/15/2009                            8,700,000
Television--9.4%      B-         B3           500,000     Allbritton Communications, 9.75% due 11/30/2007                    522,500
                      NR*        NR*        6,000,000     Bahakel Communications Ltd., Term B, due 6/30/2008**             5,565,000
                      CC         B2         8,000,000     Benedek Broadcasting Corporation, Term B, due 11/20/2007**       7,240,000
                      NR*        NR*        4,900,000     Corus Entertainment Inc., Term B, due 8/31/2007**                4,912,250
                                                          Cumulus Media Inc.:
                      CCC+       B3         2,000,000       10.375% due 7/01/2008                                          2,060,000
                      B          B1         1,200,000       Term B, due 9/30/2007**                                        1,197,000
                      B          B1           800,000       Term C, due 2/28/2008**                                          798,000
                      BB-        B1         1,000,000     Globo Comunicacoes e Participacoes, Ltd., 10.625% due
                                                          12/05/2008 (d)                                                     760,000
                      NR*        NR*        6,766,043     Gocom Communications, Term B, due 12/31/2007**                   6,596,891
                      CCC        Ca         1,525,000     Granite Broadcasting, 9.375% due 12/01/2005                      1,052,250
                      CCC        B3         2,250,000     Jones International Networks Ltd., 11.75% due 7/01/2005          1,732,500
                      B-         B3         2,000,000     Nexstar Finance Inc. LLC, 12% due 4/01/2008                      2,070,000
                      NR*        Caa1      24,525,000     Radio Unica Corp., 0/11.75% due 8/01/2006 (c)                   13,825,969
                      CCC+       Caa1       5,000,000     Sirius Satellite, 14.50% due 5/15/2009                           2,500,000
                      B-         B3         4,650,000     Spanish Broadcasting System, 9.625% due 11/01/2009               4,423,313
                      B          B2         1,500,000     Young Broadcasting Inc., 8.75% due 6/15/2007                     1,387,500
                                                                                                                         -----------
                                                                                                                          65,343,173
====================================================================================================================================
Building              NR*        NR*        4,860,000     Dal-Tile International Inc., Term B, due 12/31/2003**            4,844,812
Materials--1.4%       B-         B3         5,850,000     Formica Corporation, 10.875% due 3/01/2009                       2,925,000
                      NR*        NR*        2,657,923     Trussway Industries Inc., Term B, due 12/31/2006**               2,325,683
                                                                                                                         -----------
                                                                                                                          10,095,495
====================================================================================================================================
Business              B-         B3        12,745,000     Cooperative Computing, 9% due 2/01/2008                          5,161,725
Services--0.7%
====================================================================================================================================
Cable Television                                          CSC Holdings Inc.:
Services--18.3%       BB+        Ba1        1,525,000       7.25% due 7/15/2008                                            1,525,636
                      BB+        Ba1        1,925,000       7.625% due 7/15/2018                                           1,810,697
                                                          Century Cable LLC:**
                      BB         Ba3       10,000,000       Discretionary Term, due 6/30/2009                              9,919,790
                      BB         Ba3        7,000,000       Term, due 12/31/2009                                           6,962,375
                                                          Charter Communications Holdings:
                      B+         B2         4,700,000       8.625% due 4/01/2009                                           4,559,000
                      B+         B2        10,000,000       10% due 4/01/2009                                             10,375,000
                      B+         B2         2,000,000       11.125% due 1/15/2011                                          2,160,000
                      BB+        Ba3        3,500,000       Term, due 9/18/2008**                                          3,469,921
                      BB+        Ba3        5,000,000       Term B, due 3/18/2008**                                        4,957,030
                      D          NR*        4,342,105     Classic Cable Inc., Term C, due 1/31/2008**                      3,983,882
                      B          B3         4,500,000     Coaxial Communications/Phoenix, 10% due 8/15/2006                4,500,000
                      CCC+       Caa1      20,000,000     Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2008 (c)        15,000,000
                                                          Echostar DBS Corporation:
                      B+         B1         1,500,000       9.25% due 2/01/2006                                            1,530,000
                      B+         B1         6,950,000       9.375% due 2/01/2009                                           7,167,188
                                                          Insight Midwest:
                      B+         B1         2,500,000       9.75% due 10/01/2009                                           2,600,000
                      BB+        Ba3        8,000,000       Term B, due 12/31/2009**                                       8,051,000
                      NR*        NR*        8,750,000     Mallard Cablevision LLC, Term B, due 9/30/2008**                 5,687,500
                      B+         B2         2,000,000     MediaCom LLC, 9.50% due 1/15/2013 (d)                            2,020,000
                      B-         Caa1       2,000,000     Multicanal SA, 10.50% due 4/15/2018                                840,000
                      B-         B3         1,500,000     NTL Communications Corporation, 11.50% due 10/01/2008              870,000
                      B-         B3         9,000,000     NTL Incorporated, 10% due 2/15/2007                              5,130,000
                                                          Pegasus Communications:
                      CCC+       B3           950,000       9.75% due 12/01/2006                                             855,000
                      NR*        NR*        3,980,000       Term, due 4/30/2005**                                          3,940,200
                                                          Pegasus Satellite:
                      CCC+       B3         5,000,000       12.375% due 8/01/2006                                          4,775,000
                      CCC+       Caa3       2,000,000       0/13.25% due 3/01/2007 (c)                                     1,160,000
                      NR*        NR*        3,000,000    @Supercanal Holdings SA, 11.50% due 5/15/2005 (d)                   150,000


                                     6 & 7

                                     Debt Strategies Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                        S&P    Moody's        Face
INDUSTRIES            Ratings  Ratings       Amount                        Corporate Debt Obligations                        Value
====================================================================================================================================
Cable Television                                          Telewest Communications PLC:
Services                B        B2     US$ 2,000,000       11.25% due 11/01/2008                                       $  1,610,000
(concluded)             B        B2         6,100,000       9.875% due 2/01/2010                                           4,727,500
                        NR*      B2         6,820,000     UPC Financing, Term C, due 3/31/2009**                           5,592,400
                        B-       Caa1       5,500,000     United Pan-Europe Communications NV, 11.25% due 2/01/2010        1,540,000
                                                                                                                        ------------
                                                                                                                         127,469,119
====================================================================================================================================
Chemicals--5.2%         BBB-     Ba2        8,000,000     Equistar Chemicals LP, 8.75% due 2/15/2009                       7,543,360
                                                          Huntsman Corp.:
                        CCC+     Caa1       6,000,000       7.08% due 7/01/2007 (d)                                        2,160,000
                        BB-      Ba3        1,141,325       Term, due 12/31/2002**                                           943,020
                        BB-      Ba3        3,000,000       Term C, due 12/31/2005**                                       2,502,000
                                                          Huntsman ICI Chemicals LLC:**
                        BB-      Ba3          735,000       Term B, due 6/30/2007                                            728,936
                        BB-      Ba3          735,000       Term C, due 6/30/2008                                            728,385
                        NR*      NR*        2,700,000    @LaRoche Industries Inc., 9.50% due 9/15/2007                        54,000
                        NR*      Ba3       12,707,481     Lyondell Petrochemical Co., Term E, due 5/17/2006**             12,912,847
                        D        Caa1       6,754,222     Pioneer Americas Acquisition Corp., Term, due 12/05/2006**       3,309,569
                        B-       Ca        10,000,000     Polymer Group Inc., 9% due 7/01/2007                             5,400,000
                                                                                                                        ------------
                                                                                                                          36,282,117
====================================================================================================================================
Computer-Related        NR*      NR*        5,843,952    @Bridge Information Systems, Term B, due 5/29/2005**              3,360,272
Products--0.5%
====================================================================================================================================
Consumer Products--     B-       B3         5,000,000     Albecca Inc., 10.75% due 8/15/2008                               5,025,000
4.1%                    BB+      Ba3        2,500,000     American Greetings, 11.75% due 7/15/2008                         2,400,000
                        BB       Ba3          852,130     Burhmann NV, Term B, due 10/26/2007**                              828,163
                        D        C          2,500,000     Diamond Brands Inc., 0/12.875% due 4/15/2009 (c)                   318,750
                        CCC+     Caa2       1,475,000     Evenflo Company Inc., 11.75% due 8/15/2006                         355,844
                        B-       Caa2       2,000,000     Home Products International Inc., 9.625% due 5/15/2008           1,202,500
                        B        B2         1,500,000     Playtex Products Inc., 9.375% due 6/01/2011                      1,545,000
                        CCC+     B3        20,000,000     US Industries Inc., 7.125% due 10/15/2003                       16,600,000
                                                                                                                        ------------
                                                                                                                          28,275,257
====================================================================================================================================
Educational             CCC-     Caa3       1,325,000     La Petite Academy/LPA Holdings, 10% due 5/15/2008                  901,000
Services--0.1%
====================================================================================================================================
Electronics/Electrical  B+       NR*        1,960,784     Acterna Corporation, Term B, due 9/30/2007**                     1,767,974
Components--4.5%        B-       B2         6,768,000     Advanced Glassfiber Yarn, 9.875% due 1/15/2009                   5,583,600
                                                          Amkor Technology Inc.:
                        BB-      Ba3        3,500,000       9.25% due 5/01/2006                                            3,115,000
                        BB-      Ba3        6,700,000       9.25% due 2/15/2008 (d)                                        5,862,500
                        B+       B1           796,521     Chippac International, Term B, due 7/31/2006**                     740,765
                        NR*      Ba3        2,951,093     DD Incorporated, Term B, due 4/22/2005**                         2,877,316
                        B        B1         1,875,000     Filtronic PLC, 10% due 12/01/2005                                1,443,750
                        B        Caa2      10,145,000     High Voltage Engineering, 10.75% due 8/15/2004                   4,768,150
                        B+       Ba3        2,000,000     Semiconductor Components, Term D, due 8/04/2007**                1,788,750
                        NR*      B1         3,456,293     Trend Technologies, Inc., Term, due 2/28/2007**                  3,214,352
                                                                                                                        ------------
                                                                                                                          31,162,157
====================================================================================================================================
Energy--3.9%            BB-      Ba3        2,500,000     Belco Oil & Gas Corp., 8.875% due 9/15/2007                      2,575,000
                        B+       B1           500,000     Canadian Forest Oil Ltd., 8.75% due 9/15/2007                      511,250
                        CCC+     Caa1       1,900,000     Continental Resources, 10.25% due 8/01/2008                      1,653,000
                        BB-      Ba3        2,400,000     Dresser Inc., Term B, due 4/10/2009**                            2,432,100
                        BB-      B1           750,000     El Paso Energy Partners, 8.50% due 6/01/2011                       768,750
                        B-       Caa1       3,250,000     Energy Corp. of America, 9.50% due 5/15/2007                     2,616,250
                        B+       B1         4,500,000     Nuevo Energy Company, 9.50% due 6/01/2008                        4,421,250
                        BBB      Baa2       6,000,000     PG&E National Energy Group, 10.375% due 5/16/2011 (e)            6,391,896
                                                          WH Energy, Term B:**
                        NR*      NR*          997,500       Due 4/16/2007                                                    999,994
                        NR*      NR*        5,061,750       Due 4/25/2007                                                  5,074,404
                                                                                                                        ------------
                                                                                                                          27,443,894
====================================================================================================================================
Environmental           B+       B3         1,800,000     IT Group Inc., 11.25% due 4/01/2009                              1,696,500
Services--0.7%                                            URS Corporation:**
                        BB       Ba3        1,470,000       Term B, due 6/09/2006                                          1,477,350
                        BB       Ba3        1,470,000       Term C, due 6/09/2007                                          1,477,350
                                                                                                                        ------------
                                                                                                                           4,651,200
====================================================================================================================================
Financial Services--    B        B2         3,000,000     Ares Leveraged Fund II, Junior Subordinate Secured
1.2%                                                      Note, due 10/31/2005 (a)(d)                                      2,830,800
                        NR*      NR*        1,500,000     Investcorp SA, Term, due 10/21/2008**                            1,513,350
                        NR*      Ba3        2,000,000     Pennant CBO Limited, 13.43% due 3/14/2011 (d)                    1,970,000
                                                          SKM-Libertyview CBO Limited (d)(f):
                        NR*      Baa2       1,500,000       8.71% due 4/10/2011                                            1,444,395
                        NR*      Ba3        1,000,000       11.91% due 4/10/2011                                             879,063
                                                                                                                        ------------
                                                                                                                           8,637,608
====================================================================================================================================
Food & Kindred          B-       Caa2       6,389,000     Archibald Candy Corporation, 10.25% due 7/01/2004                4,328,548
Products--3.5%          B-       B3         8,000,000     Luigino's Inc., 10% due 2/01/2006                                7,480,000
                        BB-      Ba3        4,423,434     Merisant Company, Term B, due 3/30/2007**                        4,430,808
                        BB-      Ba3        2,000,000     Pilgrims Pride Corporation, 9.625% due 9/15/2011                 2,052,500
                        NR*      Caa1      10,750,000     RAB Enterprises Inc., 10.50% due 5/01/2005                       6,342,500
                                                                                                                        ------------
                                                                                                                          24,634,356
====================================================================================================================================
Forest Products--1.7%   CCC+     Caa1       5,000,000     Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)               4,600,000
                        B+       B2         6,000,000     Millar Western Forest, 9.875% due 5/15/2008                      5,610,000
                        BB+      Ba1        1,500,000     Tembec Finance Corporation, 9.875% due 9/30/2005                 1,554,375
                                                                                                                        ------------
                                                                                                                          11,764,375
====================================================================================================================================


                                     8 & 9

                                     Debt Strategies Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                       S&P     Moody's        Face
INDUSTRIES           Ratings   Ratings       Amount                        Corporate Debt Obligations                        Value
====================================================================================================================================
Gaming--12.9%                                             Aladdin Gaming:
                       CC        Ca     US$13,000,000       0/13.50% due 3/01/2010 (c)                                   $ 2,600,000
                       CCC+      B2         2,968,421       Term B, due 8/26/2006**                                        2,508,316
                       CCC+      B2         4,455,000       Term C, due 2/26/2008**                                        3,764,475
                                                          Ameristar Casinos Inc.:**
                       B+        Ba3        4,567,930       Term B, due 12/20/2006                                         4,590,770
                       B+        Ba3        3,915,370       Term C, due 12/20/2007                                         3,934,946
                       BB-       Ba3        8,000,000     Boyd Gaming Corporation, 9.25% due 8/01/2009                     8,100,000
                       NR*       NR*        8,000,000    @Fitzgerald's Gaming Corporation, 12.25% due 12/15/2004           4,820,000
                                                          Hollywood Park Inc.:
                       B-        Caa1       4,300,000       9.25% due 2/15/2007                                            3,805,500
                       B-        Caa1       3,000,000       9.50% due 8/01/2007                                            2,655,000
                       B+        B2         9,500,000     Horseshoe Gaming LLC, 9.375% due 6/15/2007                      10,105,625
                                                          Isle of Capri Casinos, Inc.:**
                       BB-       Ba2        8,426,667       Term B, due 3/01/2006                                          8,418,771
                       BB-       Ba2        7,373,333       Term C, due 3/01/2007                                          7,366,424
                       B         B2         6,500,000     Majestic Star LLC, 10.875% due 7/01/2006                         6,386,250
                       BB+       Ba2        7,000,000     Park Place Entertainment, 8.125% due 5/15/2011                   6,947,500
                       B         B2         2,150,000     Peninsula Gaming LLC, 12.25% due 7/01/2006                       2,109,688
                       B-        B3         7,000,000     Penn National Gaming Inc., 11.125% due 3/01/2008                 7,297,500
                       B+        B1           994,987     Scientific Games, Term B, due 9/30/2007**                          993,744
                       B+        Ba3        1,800,000     Sun International Hotels, 8.875% due 8/15/2011 (d)               1,800,000
                       B-        B3         2,325,000     Trump Atlantic City Associates/Funding Inc., 11.25%
                                                          due 5/01/2006                                                    1,697,250
                                                                                                                         -----------
                                                                                                                          89,901,759
====================================================================================================================================
Health Services--3.4%                                     Dade Behring Inc.:**
                       D         NR*        5,218,418       Term B, due 6/30/2006                                          4,299,976
                       D         NR*        5,218,418       Term C, due 6/30/2007                                          4,299,976
                       BB-       Ba2        2,985,000     Davita Inc., Term B, due 3/31/2006**                             3,012,984
                       B+        Ba3        5,000,000     Fresenius Capital Trust, 7.875% due 6/15/2011                    5,000,000
                       B-        B3         6,650,000     Vanguard Health Systems, 9.75% due 8/01/2011 (d)                 6,857,812
                                                                                                                         -----------
                                                                                                                          23,470,748
====================================================================================================================================
Hotels &               B         B2         7,000,000     Extended Stay America, 9.15% due 3/15/2008                       6,720,000
Motels--4.7%           BB        Ba2        1,800,000     HMH Properties, Inc., 8.45% due 12/01/2008                       1,813,500
                       B-        Caa2       3,000,000     Lodgian Financing Corp., 12.25% due 7/15/2009                    1,740,000
                                                          Wyndham International, Inc.:**
                       NR*       NR*        7,453,846       Increasing Rate Term, due 6/30/2004                            7,346,183
                       NR*       NR*       15,500,000       Term, due 6/30/2006                                           15,124,342
                                                                                                                         -----------
                                                                                                                          32,744,025
====================================================================================================================================
Industrial             B+        B2         1,000,000     Building One Services, 10.50% due 5/01/2009 (d)                    950,000
Services--1.3%         B         B2         3,000,000     Key3Media Group Inc., 11.25% due 6/15/2011                       2,745,000
                       B-        Caa3       9,375,000     Muzak Holdings LLC, 0/13% due 3/15/2010 (c)                      5,273,438
                                                                                                                         -----------
                                                                                                                           8,968,438
====================================================================================================================================
Insurance--0.8%        B+        Ba3        5,175,000     Willis Corroon Corporation, 9% due 2/01/2009                     5,356,125
====================================================================================================================================
Leasing & Rental       B         B2         3,750,000     Anthony Crane Rental LP, Term, due 7/22/2006**                   3,206,250
Services--2.1%         B         Caa1       6,800,000     National Equipment Services, 10% due 11/30/2004                  5,848,000
                       CCC       Ca         2,750,000     Neff Corp., 10.25% due 6/01/2008                                 1,705,000
                       B+        B2         4,712,027     Panavision Inc., Term B, due 3/31/2005**                         3,793,182
                                                                                                                         -----------
                                                                                                                          14,552,432
====================================================================================================================================
Manufacturing--2.9%    B         B3         1,955,353     Blount International Inc., Term B, due 6/30/2006**               1,720,711
                                                          Environmental Systems Product, Inc.:**
                       NR*       NR*        3,236,115       Term 1, due 12/31/2004                                         2,685,975
                       NR*       NR*        1,831,026       Term 2, due 12/31/2004                                         1,007,064
                       CCC+      Caa2       4,068,000     Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008      2,400,120
                       NR*       NR*        6,895,000     Metokote Corp., Term B, due 11/02/2005**                         5,964,175
                       CC        C          8,980,000     Moll Industries, 10.50% due 7/01/2008                            1,616,400
                       NR*       Caa3       2,600,000    @Russell-Stanley Holding Inc., 10.875% due 2/15/2009                286,000
                       BB-       Ba3        2,542,862     Terex Corporation, Term B, due 3/06/2005**                       2,547,630
                       D         Ca         6,000,000    @Thermadyne Manufacturing, 9.875% due 6/01/2008                   2,257,500
                                                                                                                         -----------
                                                                                                                          20,485,575
====================================================================================================================================
Medical                B         B2         1,675,335     Alaris Medical Systems Inc., Term D, due 5/01/2005**             1,641,828
Equipment--0.8%        B         B1         1,970,000     Hanger Orthopedic Group Inc., Term B, due 12/30/2006**           1,835,384
                       CCC+      B3         4,000,000     Hudson Respiratory Care, 9.125% due 4/15/2008                    1,960,000
                                                                                                                         -----------
                                                                                                                           5,437,212
====================================================================================================================================
Metals &               NR*       NR*        8,106,711     Acme Metals Inc., Term, due 12/01/2005**                         2,472,546
Mining--2.5%           B-        B3         1,600,000     Bayou Steel Corp., 9.50% due 5/15/2008                             960,000
                       B+        B3         4,500,000     Golden Northwest Aluminum, 12% due 12/15/2006                    1,935,000
                       BB+       Ba2        4,000,000     Great Central Mines Ltd., 8.875% due 4/01/2008                   3,390,000
                                                          Ispat Inland LP:**
                       BB-       B2         1,261,000       Term B, due 7/15/2005                                          1,025,613
                       BB-       B2         1,261,000       Term C, due 7/15/2006                                          1,025,613
                       BB-       B1         3,000,000     Ormet Corporation, Term, due 8/15/2008**                         2,250,000
                       B         B3           550,000     Pen Holdings Inc., 9.875% due 6/15/2008                            429,000
                       B+        B1         1,000,000     Russel Metals Inc., 10% due 6/01/2009                            1,025,000
                       CCC+      Caa3       5,000,000     WHX Corp., 10.50% due 4/15/2005                                  2,650,000
                                                                                                                         -----------
                                                                                                                          17,162,772
====================================================================================================================================
Online Services--0.0%  D         NR*        2,400,000    @PSINet Inc., 11% due 8/01/2009                                     168,000
====================================================================================================================================
Packaging--0.0%        CCC       Ca         2,750,000     Spinnaker Industries Inc., 10.75% due 10/15/2006 (d)               137,500
====================================================================================================================================
Paging--0.0%           D         Caa3         950,000    @Metrocall Inc., 11% due 9/15/2008 (d)                               47,500
====================================================================================================================================


                                     10 & 11

                                     Debt Strategies Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P      Moody's        Face
INDUSTRIES          Ratings    Ratings       Amount                        Corporate Debt Obligations                        Value
====================================================================================================================================
Paper--4.9%           NR*        NR*    US$ 1,948,067     Cellu Tissue Holdings, Inc., Term C, due 3/24/2005**           $ 1,675,337
                      C          Ca        22,526,000     Envirodyne Industries, 10.25% due 12/01/2001                     7,884,100
                                                          Stone Container Corp.:**
                      B+         Ba3        5,754,526       Term E, due 10/01/2003                                         5,779,046
                      B+         Ba3        7,671,031       Term F, due 12/31/2005                                         7,695,002
                      B+         Ba3        5,987,406       Term G, due 12/31/2006                                         5,997,135
                      B+         Ba3        5,207,827       Term H, due 12/31/2006                                         5,216,290
                                                                                                                         -----------
                                                                                                                          34,246,910
====================================================================================================================================
Petroleum             NR*        Ba3        6,822,710     Premcor, Term, due 11/15/2004**                                  5,193,788
Refineries--0.7%
====================================================================================================================================
Printing &                                                Can West Media Inc.:
Publishing--1.9%      B          B2           720,000       10.625% due 5/15/2011 (d)                                        741,600
                      BB-        Ba3        6,736,410       Term B, due 5/15/2008**                                        6,783,564
                      BB-        Ba3        4,208,590       Term C, due 5/15/2009**                                        4,238,051
                      B-         B3         1,500,000     T/SF Communications Corp., 10.375% due 11/01/2007                1,447,500
                                                                                                                         -----------
                                                                                                                          13,210,715
====================================================================================================================================
Property              B          B3         4,887,805     Buffington, Term B, due 7/01/2011**                              4,056,878
Management--1.6%                                          Corrections Corporation of America:
                      CCC+       Caa1       1,175,000       12% due 6/01/2006                                              1,054,563
                      B          B3         1,818,114       Term C, due 12/31/2002**                                       1,754,480
                      NR*        Ba3        4,455,000     NRT Inc., Term, due 7/31/2004**                                  4,373,326
                                                                                                                         -----------
                                                                                                                          11,239,247
====================================================================================================================================
Restaurants--0.7%                                         Domino's & Bluefence:**
                      B+         B1         2,538,788       Term B, due 12/21/2006                                         2,562,193
                      B+         B1         2,545,455       Term C, due 12/21/2007                                         2,568,921
                                                                                                                         -----------
                                                                                                                           5,131,114
====================================================================================================================================
Retail & Retail                                           SDM Corporation:**
Specialty--1.1%       BB         Ba3        3,637,335       Term C, due 2/04/2008                                          3,661,206
                      BB         Ba3        3,637,335       Term E, due 2/04/2009                                          3,661,206
                                                                                                                         -----------
                                                                                                                           7,322,412
====================================================================================================================================
Textile Mill          CCC+       Ca         7,900,000     Galey & Lord, Inc., 9.125% due 3/01/2008                         3,318,000
Products--1.2%        NR*        NR*        1,725,000    @Globe Manufacturing Corp., 10% due 8/01/2008                           173
                                                          Joan Fabrics Corp.:**
                      NR*        NR*        2,051,085       Term A, due 6/30/2003                                          1,924,601
                      NR*        NR*        2,345,407       Term B, due 6/30/2005                                          2,235,954
                      NR*        NR*        1,213,081       Term C, due 6/30/2006                                          1,156,470
                                                                                                                         -----------
                                                                                                                           8,635,198
====================================================================================================================================
Tower Construction &  BB         B1         8,000,000     American Towers, Inc., Term B, due 12/31/2007**                  7,910,000
Leasing--2.0%                                             Crown Castle International Corporation:
                      B          B3         1,100,000       9% due 5/15/2011                                                 995,500
                      B          B3         3,625,000       9.375% due 8/01/2011                                           3,307,813
                      BB-        Ba3        1,860,000       Term B, due 3/31/2008**                                        1,856,628
                                                                                                                         -----------
                                                                                                                          14,069,941
====================================================================================================================================
Transportation        B          NR*        3,250,000     Autopistas del Sol SA, 10.25% due 8/01/2009 (d)                  1,917,500
Services--2.4%        B          NR*        8,000,000     MRS Logistica SA, 10.625% due 8/15/2005 (d)                      7,220,000
                                                          North American Van Lines:
                      B-         B3         3,000,000       13.375% due 12/01/2009                                         2,760,000
                      B+         B1         4,925,000       Term B, due 11/18/2007**                                       4,481,750
                      NR*        NR*          695,814    @Trism, Inc., 12% due 2/15/2005                                      20,874
                                                                                                                         -----------
                                                                                                                          16,400,124
====================================================================================================================================
Utilities--5.1%       B+         Ba2        2,500,000     AES Corporation, 8.50% due 11/01/2007                            2,343,750
                      NR*        NR*        8,250,000     AES EDC Funding, Term, due 10/06/2003**                          8,220,349
                      BB         Ba1        4,210,769     AES Texas Funding II, Term, due 3/31/2002**                      4,202,217
                      BB-        Ba2       13,000,000     Mission Energy Holdings, 13.50% due 7/15/2008                   13,520,000
                      BB+        Baa3       2,481,378     Monterrey Power, SA de CV, 9.625% due 11/15/2009 (d)             2,599,244
                      BB+        Ba2        4,937,500     TNP Enterprises, Inc., Term, due 3/30/2006**                     4,959,102
                                                                                                                         -----------
                                                                                                                          35,844,662
====================================================================================================================================
Waste                                                     Allied Waste North America Inc.:**
Management--1.9%      BB         Ba3        4,000,000       Term A, due 6/30/2005                                          3,923,216
                      BB         Ba3        3,000,000       Term B, due 6/30/2006                                          2,993,556
                      BB         Ba3        3,000,000       Term C, due 6/30/2007                                          2,993,319
                      CCC        Caa1       2,500,000     ISG Resources Inc., 10% due 4/15/2008                            1,593,750
                      NR*        NR*        2,575,000    @Safety-Kleen Corporation, 9.25% due 5/15/2009                          258
                      B          B3         1,325,000     Stericycle Inc., 12.375% due 11/15/2009                          1,444,250
                                                                                                                         -----------
                                                                                                                          12,948,349
====================================================================================================================================
Wired                 BBB        Baa2       1,500,000     Citizens Communications, 9.25% due 5/15/2011                     1,651,320
Telecommunications--  BBB-       Ba1        4,800,000     Global Crossing Holdings Ltd., Term B, due 6/30/2006**           4,338,547
5.6%                  CC         C          5,750,000    @Global Telesystems Group, 9.875% due 2/15/2005                   1,092,500
                      CCC        Caa2       2,200,000     Level 3 Communications Inc., 6% due 3/15/2010 (Convertible)        640,750
                      CCC+       B3         6,625,000     McLeodUSA Incorporated, 11.50% due 5/01/2009                     3,478,125
                      B+         Caa1       2,200,000     Netia Holdings II BV, 13.125% due 6/15/2009                        286,000
                                                          Nextlink Communications Inc.:
                      CCC        Caa1       1,500,000       9% due 3/15/2008                                                 480,000
                      CCC        Caa1       4,000,000       0/9.45% due 4/15/2008 (c)                                        720,000
                      CCC        Caa1       1,000,000       0/12.25% due 6/01/2009 (c)                                       160,000
                      NR*        NR*        8,132,189     Pacific Crossing Ltd., Term B, due 7/28/2006**                   7,440,953


                                     12 & 13

                                     Debt Strategies Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P      Moody's        Face
INDUSTRIES          Ratings    Ratings       Amount                        Corporate Debt Obligations                        Value
====================================================================================================================================
Wired                 D          Caa2   US$ 9,462,365     Teligent Inc., Delayed Draw, due 7/01/2002**                  $  1,154,409
Telecommunications    B-         B2         5,000,000     Time Warner Telecom Inc., 10.125% due 2/01/2011                  4,500,000
(concluded)           B-         B2         3,000,000     Time Warner Telecom LLC, 9.75% due 7/15/2008                     2,670,000
                      B-         B3         1,250,000     Versatel Telecom BV, 11.875% due 7/15/2009 (d)                     375,000
                      NR*        NR*        6,500,000     WCI Capital, Term, due 1/06/2003**                               6,483,750
                                                          Williams Communications Group Inc.:
                      CCC+       Caa1       3,500,000       10.70% due 10/01/2007                                          1,592,500
                      CCC+       Caa1       5,000,000       10.875% due 10/01/2009                                         2,275,000
                                                         @Worldwide Fiber Inc.:
                      D          Ca         3,210,000       12.50% due 12/15/2005                                             32,100
                      D          Ca         1,250,000       12% due 8/01/2009                                                 12,500
                                                                                                                        ------------
                                                                                                                          39,383,454
====================================================================================================================================
Wireless              B          Caa1       8,750,000     CTI Holdings SA, 0/11.50% due 4/15/2008 (c)                      2,887,500
Telecommunications--                                     @Dolphin Telecom PLC (c):
9.1%                  D          Ca         1,800,000       0/11.50% due 6/01/2008                                             9,000
                      D          Ca         2,500,000       0/14% due 5/15/2009                                               18,750
                      B-         B3         3,250,000     Microcell Telecommunications, 0/12% due 6/01/2009 (c)            1,365,000
                                                          Nextel Communications, Inc.:
                      B          B1        12,000,000       9.50% due 2/01/2011                                            9,150,000
                      BB-        Ba2        9,000,000       Term B, due 6/30/2008**                                        8,343,882
                      BB-        Ba2        9,000,000       Term C, due 12/31/2008**                                       8,343,882
                      BB-        Ba2       13,948,278       Term D, due 3/31/2009**                                       12,698,749
                      B+         B2         1,625,000     PTC International Finance II SA, 11.25% due 12/01/2009           1,584,375
                      B+         B2         2,000,000     PTC International Finance BV, 0/10.75% due 7/01/2007 (c)         1,560,000
                                                          Rural Cellular Corp.:**
                      B+         B1         4,250,000       Term B, due 10/03/2008                                         4,171,643
                      B+         B1         4,250,000       Term C, due 4/03/2009                                          4,172,085
                                                         @Telesystem International Wireless Inc. (c):
                      C          Ca         6,000,000       0/13.25% due 6/30/2007                                         1,860,000
                      C          Ca         4,250,000       0/10.50% due 11/01/2007                                        1,317,500
                      NR*        B2         4,500,000     Tritel PCS Inc., Term B, due 12/31/2007**                        4,507,033
                      B-         Baa1       1,325,000     VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009           1,523,750
                                                                                                                        ------------
                                                                                                                          63,513,149
====================================================================================================================================
                                                          Total Investments in Corporate Debt Obligations
                                                          (Cost--$1,098,367,139)--133.0%                                 928,105,998
====================================================================================================================================

                                              Shares
                                               Held                         Stocks & Warrants
====================================================================================================================================
Automotive                                      1,124     Allied Signal Litigation Trust                                           0
Equipment--0.0%                                 1,124     Breed Creditors Litigation Trust                                         0
                                                                                                                        ------------
                                                                                                                                   0
====================================================================================================================================
Broadcast--Radio &                                 29     Paxson Communications (Convertible Preferred) (b)(d)               261,306
Television--0.2%                                   63     Paxson Communications (Preferred) (b)                              578,117
                                                  704     Paxson Communications (Warrants) (d)(g)                              2,816
                                               15,000     Sirius Satellite (Warrants) (g)                                    270,000
                                                                                                                        ------------
                                                                                                                           1,112,239
====================================================================================================================================
Energy--0.4%                                   97,532    @Forest Oil Corporation                                           2,580,697
====================================================================================================================================
Gaming--0.0%                                   15,140     Peninsula Gaming LLC (Warrants) (g)                                 90,842
====================================================================================================================================
Manufacturing--                                10,471    @Environmental Systems Product, Inc.                                      0
0.0%                                            1,733     Environmental Systems Product, Inc. (Preferred)                          0
                                                                                                                        ------------
                                                                                                                                   0
====================================================================================================================================
Metals & Mining--                              91,399    @Geneva Steel Holdings Corp.                                         30,162
0.0%                                           28,660     Geneva Steel Holdings Corp. (Equity Rights) (h)                          0
                                                                                                                        ------------
                                                                                                                              30,162
====================================================================================================================================
Printing &                                    250,000     NewsCorp Overseas Ltd. (Preferred)                               4,550,000
Publishing--0.7%
====================================================================================================================================
Tower Construction &                           10,093     Crown Castle International Corporation (Preferred) (b)           7,973,470
Leasing--1.1%
====================================================================================================================================
Transportation                                 44,068    @Trism, Inc.                                                         13,220
Services--0.0%
====================================================================================================================================
Wired                                          27,431    @McLeodUSA Incorporated (Class A)                                    34,014
Telecommunications--                            3,500     Metronet Communications (Warrants) (d)(g)                          350,515
0.1%                                                                                                                    ------------
                                                                                                                             384,529
====================================================================================================================================
Wireless                                        9,071     Dobson Communications (Preferred) (b)                            8,617,308
Telecommunications--
1.2%
====================================================================================================================================
                                                          Total Investments in Stocks & Warrants
                                                          (Cost--$32,267,535)--3.7%                                       25,352,467
====================================================================================================================================


                                     14 & 15

                                     Debt Strategies Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                              Face
INDUSTRIES                                   Amount                        Short-Term Securites                           Value
===================================================================================================================================
Commercial                              US$13,236,000     General Motors Acceptance Corp., 3.69% due 9/04/2001        $  13,236,000
Paper***--1.9%
===================================================================================================================================
                                                          Total Investments in Short-Term Securities
                                                          (Cost--$13,236,000)--1.9%                                      13,236,000
===================================================================================================================================
                                                          Total Investments (Cost--$1,143,870,674)--138.6%              966,694,465

                                                          Liabilities in Excess of Other Assets--(38.6%)               (269,039,712)
                                                                                                                      -------------
                                                          Net Assets--100.0%                                          $ 697,654,753
                                                                                                                      =============
===================================================================================================================================

  *   Not Rated.
 ** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 63.5% of the Fund's net assets.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
  @   Non-income producing security.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond. A step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $6,392,000, representing 0.9% of net assets.

--------------------------------------------------------------------------------
                                      Acquisition
Issue                                     Date           Cost            Value
--------------------------------------------------------------------------------
PG&E National Energy Group,
  10.375% due 5/16/2011                5/17/2001      $5,922,514      $6,391,896
--------------------------------------------------------------------------------
Total                                                 $5,922,514      $6,391,896
                                                      ==========      ==========
--------------------------------------------------------------------------------

(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Each Equity Right entitles the Fund to purchase one share of new Preferred Stock at a price of $10.80 per Equity Right.

      See Notes to Financial Statements.

Portfolio Profile As of August 31, 2001

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Nextel Communications, Inc. ....................................         3.9%
Charter Communications Holdings ................................         2.6
Stone Container Corp. ..........................................         2.5
Wyndham International, Inc. ....................................         2.3
Century Cable LLC ..............................................         1.7
US Industries Inc. .............................................         1.7
Isle of Capri Casinos, Inc. ....................................         1.6
Coaxial LLC/Coaxial Finance ....................................         1.5
Radio Unica Corp. ..............................................         1.4
Mission Energy Holdings ........................................         1.4
--------------------------------------------------------------------------------

                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Cable Television Services ......................................        12.9%
Gaming .........................................................         9.1
Wireless Telecommunications ....................................         7.3
Broadcast--Radio & Television ..................................         6.7
Wired Telecommunications .......................................         4.0
--------------------------------------------------------------------------------

                                                                     Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa ........................................................         2.7%
BB/Ba ..........................................................        30.8
B/B ............................................................        38.3
CCC/Caa or lower ...............................................        11.7
NR (Not Rated) .................................................        16.5
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                      Long-Term
Breakdown of Investments by Country                                  Investments
--------------------------------------------------------------------------------
United States ..................................................        86.8%
Canada .........................................................         5.6
United Kingdom .................................................         2.0
Argentina ......................................................         1.6
Brazil .........................................................         0.9
Poland .........................................................         0.6
Netherlands ....................................................         0.6
Bermuda ........................................................         0.5
Kyrguzstan .....................................................         0.5
Australia ......................................................         0.4
Mexico .........................................................         0.3
Cayman Islands .................................................         0.2
--------------------------------------------------------------------------------


                                     16 & 17

                                     Debt Strategies Fund, Inc., August 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of August 31, 2001
=======================================================================================================================
Assets:       Investments, at value (identified cost--$1,143,870,674) ............                      $   966,694,465
              Cash ...............................................................                              103,145
              Receivables:
                Interest .........................................................     $ 18,056,751
                Principal paydowns ...............................................           34,903          18,091,654
                                                                                       ------------
              Deferred income ....................................................                                3,859
              Deferred facility fees .............................................                               13,616
              Prepaid expenses and other assets ..................................                               55,577
                                                                                                        ---------------
              Total assets .......................................................                          984,962,316
                                                                                                        ---------------
=======================================================================================================================
Liabilities:  Loans ..............................................................                          285,500,000
              Payables:
                Interest on loans ................................................          924,555
                Investment adviser ...............................................          462,687
                Reorganization costs .............................................          340,250
                Commitment fees ..................................................           62,465           1,789,957
                                                                                       ------------
              Accrued expenses ...................................................                               17,606
                                                                                                        ---------------
              Total liabilities ..................................................                          287,307,563
                                                                                                        ---------------
=======================================================================================================================
Net Assets:   Net assets .........................................................                      $   697,654,753
                                                                                                        ===============
=======================================================================================================================
Capital:      Common Stock, $.10 par value, 200,000,000 shares authorized ........                      $    10,196,072
              Paid-in capital in excess of par ...................................                        1,042,157,588
              Undistributed investment income--net ...............................                            8,508,792
              Accumulated realized capital losses on investments and foreign
              currency transactions--net .........................................                         (186,326,316)
              Unrealized depreciation on investments and foreign currency
              transactions--net ..................................................                         (176,881,383)
                                                                                                        ---------------
              Total Capital--Equivalent to $6.84 per share based on 101,960,724
              shares of Common Stock outstanding (market price--$7.04) ...........                      $   697,654,753
                                                                                                        ===============
=======================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended August 31, 2001
==============================================================================================================
Investment Income:  Interest ................................................                    $  56,357,417
                    Dividends ...............................................                        1,259,769
                    Facility and other fees .................................                          936,832
                                                                                                 -------------
                    Total income ............................................                       58,554,018
                                                                                                 -------------
==============================================================================================================
Expenses:           Loan interest expense ...................................     $6,915,819
                    Investment advisory fees ................................      3,077,652
                    Borrowing costs .........................................        180,313
                    Accounting services .....................................        117,143
                    Professional fees .......................................        110,469
                    Transfer agent fees .....................................         84,273
                    Custodian fees ..........................................         49,412
                    Printing and shareholder reports ........................         29,160
                    Directors' fees and expenses ............................         21,079
                    Pricing services ........................................          6,797
                    Listing fees ............................................          6,305
                    Other ...................................................         10,766
                                                                                  ----------
                    Total expenses ..........................................                       10,609,188
                                                                                                 -------------
                    Investment income--net ..................................                       47,944,830
                                                                                                 -------------
==============================================================================================================
Realized &          Realized loss on investments--net .......................                      (60,811,502)
Unrealized Loss on  Change in unrealized depreciation on investments--net ...                       (9,262,133)
Investments--Net:                                                                                -------------
                    Net Decrease in Net Assets Resulting from Operations ....                    $ (22,128,805)
                                                                                                 =============
==============================================================================================================

See Notes to Financial Statements.


                                     18 & 19

                                     Debt Strategies Fund, Inc., August 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six            For the
                                                                                                 Months Ended          Year Ended
                                                                                                  August 31,          February 28,
                 Increase (Decrease) in Net Assets:                                                  2001                 2001
==================================================================================================================================
Operations:      Investment income--net .................................................       $  47,944,830        $  71,627,583
                 Realized loss on investments and foreign currency transactions--net ....         (60,811,502)         (20,245,579)
                 Change in unrealized appreciation/depreciation on investments and
                 foreign currency transactions--net ...................................            (9,262,133)         (50,106,750)
                                                                                                -------------        -------------
                 Net increase (decrease) in net assets resulting from operations ........         (22,128,805)           1,275,254
                                                                                                -------------        -------------
==================================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ..................         (47,586,587)         (68,877,394)
Shareholders:                                                                                   -------------        -------------
==================================================================================================================================
Capital Share    Proceeds from issuance of Common Stock resulting from reorganization ...                  --          292,233,213
Transactions:    Value of shares issued in reinvestment of dividends ....................           3,535,911              860,471
                                                                                                -------------        -------------
                 Net increase in net assets resulting from capital share transactions ...           3,535,911          293,093,684
                                                                                                -------------        -------------
==================================================================================================================================
Net Assets:      Total increase (decrease) in net assets ................................         (66,179,481)         225,491,544
                 Beginning of period ....................................................         763,834,234          538,342,690
                                                                                                -------------        -------------
                 End of period* .........................................................       $ 697,654,753        $ 763,834,234
                                                                                                =============        =============
==================================================================================================================================
                *Undistributed investment income--net ...................................       $   8,508,792        $   8,150,549
                                                                                                =============        =============
==================================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                        For the Six Months Ended August 31, 2001
===================================================================================================================================
Cash Provided by        Net decrease in net assets resulting from operations ....................................     $ (22,128,805)
Operating Activities:   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables ...............................................................           198,051
                          Decrease in other assets ..............................................................           535,620
                          Decrease in other liabilities .........................................................        (1,187,203)
                          Realized and unrealized loss on investments and foreign currency transactions--net ....        70,073,635
                          Amortization of premium ...............................................................       (10,003,485)
                                                                                                                      -------------
                        Net cash provided by operating activities ...............................................        37,487,813
                                                                                                                      -------------
===================================================================================================================================
Cash Provided by        Proceeds from sales of long-term investments ............................................       269,446,896
Investing Activities:   Purchases of long-term investments ......................................................      (235,636,459)
                        Purchases of short-term investments .....................................................      (525,719,407)
                        Proceeds from sales and maturities of short-term investments ............................       514,709,000
                                                                                                                      -------------
                        Net cash provided by investing activities ...............................................        22,800,030
                                                                                                                      -------------
===================================================================================================================================
Cash Used for           Cash receipts from borrowings ...........................................................       127,200,000
Financing Activities:   Cash payments on borrowings .............................................................      (142,700,000)
                        Dividends paid to shareholders ..........................................................       (44,960,257)
                                                                                                                      -------------
                        Net cash used for financing activities ..................................................       (60,460,257)
                                                                                                                      -------------
===================================================================================================================================
Cash:                   Net decrease in cash ....................................................................          (172,414)
                        Cash at beginning of period .............................................................           275,559
                                                                                                                      -------------
                        Cash at end of period ...................................................................     $     103,145
                                                                                                                      =============
===================================================================================================================================
Cash Flow               Cash paid for interest ..................................................................     $   7,344,275
Information:                                                                                                          =============
===================================================================================================================================
Non-Cash                Capital shares issued in reinvestment of dividends paid to shareholders .................     $   3,535,911
Financing Activities:                                                                                                 =============
===================================================================================================================================

See Notes to Financial Statements.


                                     20 & 21

                                     Debt Strategies Fund, Inc., August 31, 2001

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in the         For the Six       For the Year Ended      For the Period
                    financial statements.                                Months Ended   --------------------------  March 27, 1998+
                                                                          August 31,    February 28,  February 29,  to February 28,
                    Increase (Decrease) in Net Asset Value:                  2001           2001          2000            1999
===================================================================================================================================
Per Share           Net asset value, beginning of period ..............   $    7.53       $   8.60      $   9.15       $    10.00
Operating                                                                 ---------       --------      --------       ----------
Performance:        Investment income--net ............................         .47++          .96++         .97              .76
                    Realized and unrealized loss on investments and
                      foreign currency transactions--net ..............        (.69)         (1.07)         (.56)            (.91)
                                                                          ---------       --------      --------       ----------
                    Total from investment operations ..................        (.22)          (.11)          .41             (.15)
                                                                          ---------       --------      --------       ----------
                    Less dividends from investment income--net ........        (.47)          (.96)         (.96)            (.69)
                                                                          ---------       --------      --------       ----------
                    Capital charge resulting from the issuance of
                      Common Stock ....................................          --             --            --             (.01)
                                                                          ---------       --------      --------       ----------
                    Net asset value, end of period ....................   $    6.84       $   7.53      $   8.60       $     9.15
                                                                          =========       ========      ========       ==========
                    Market price per share, end of period .............   $    7.04       $   7.15      $ 7.1875       $    7.875
                                                                          =========       ========      ========       ==========
===================================================================================================================================
Total Investment    Based on market price per share ...................       5.25%@        13.97%         3.19%          (14.87%)@
Return:**                                                                 =========       ========      ========       ==========
                    Based on net asset value per share ................      (2.90%)@         .31%         6.26%           (1.09%)@
                                                                          =========       ========      ========       ==========
===================================================================================================================================
Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense ..................................       1.00%*         1.20%          .98%             .54%*
                                                                          =========       ========      ========       ==========
                    Expenses, net of reimbursement ....................       2.87%*         3.87%         2.87%             .93%*
                                                                          =========       ========      ========       ==========
                    Expenses ..........................................       2.87%*         3.87%         2.87%            1.20%*
                                                                          =========       ========      ========       ==========
                    Investment income--net ............................      12.98%*        12.23%        10.88%            8.60%*
                                                                          =========       ========      ========       ==========
===================================================================================================================================
Leverage:           Amount of borrowings, end of period (in thousands)    $ 285,500       $301,000      $161,000       $  142,000
                                                                          =========       ========      ========       ==========
                    Average amount of borrowings outstanding during
                    the period (in thousands) .........................   $ 283,026       $228,640      $182,404       $   42,330
                                                                          =========       ========      ========       ==========
                    Average amount of borrowings outstanding per share
                    during the period .................................   $    2.79       $   3.07      $   2.91       $      .69
                                                                          =========       ========      ========       ==========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..........   $ 697,655       $763,834      $538,343       $  572,902
Data:                                                                     =========       ========      ========       ==========
                    Portfolio turnover ................................      23.02%         36.86%        61.76%           89.76%
                                                                          =========       ========      ========       ==========
===================================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Based on average shares outstanding.
 @    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value. Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


                                     22 & 23

                                     Debt Strategies Fund, Inc., August 31, 2001

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $20 for security price quotations to compute the net asset value of the Fund.

For the six months ended August 31, 2001, the Fund reimbursed FAM $9,269 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2001 were $228,422,975 and $268,597,504, respectively.

Net realized losses for the six months ended August 31, 2001 and net unrealized gains (losses) as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                              Realized              Unrealized
                                               Losses             Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .............         $(60,811,502)         $(177,176,209)
Unfunded corporate loans ..........                   --                294,826
                                            ------------          -------------
Total .............................         $(60,811,502)         $(176,881,383)
                                            ============          =============
--------------------------------------------------------------------------------

As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $177,176,209, of which $11,214,599 related to appreciated securities and $188,390,808 related to depreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $1,143,870,674.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 2001 increased by 510,390 as a result of dividend reinvestment and during the year ended February 28, 2001 increased by 38,728,001 as a result of the reorganization and by 112,333 as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of August 31, 2001, the Fund had unfunded loan commitments of $10,675,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                    Unfunded
                                                                   Commitment
Borrower                                                          (in Thousands)
--------------------------------------------------------------------------------
Bridge Information Systems, Inc. ...........................         $2,500
Electronic Mechanical Solutions ............................         $2,550
Suiza Foods Corporation ....................................         $5,625
--------------------------------------------------------------------------------


                                     24 & 25

                                     Debt Strategies Fund, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

6. Short-Term Borrowings:

On June 1, 2001, the Fund renewed its one-year $403,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or through (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended August 31, 2001, the average amount borrowed was approximately $283,026,000 and the daily weighted average interest rate was 4.77%. For the six months ended August 31, 2001, facility and commitment fees aggregated approximately $180,000.

7. Capital Loss Carryforward:

At February 28, 2001, the Fund had a net capital loss carryforward of approximately $112,384,000, of which $264,000 expires in 2005, $12,067,000 expires in 2006, $27,377,000 expires in 2007, $51,234,000 expires in 2008 and
$21,442,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On September 6, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079316 per share, payable on September 28, 2001 to shareholders of record as of September 18, 2001.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol

DSU


                                     26 & 27

[LOGO] Merrill Lynch Investment Managers
                     [GRAPHIC OMITTED]

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investor Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[Recycled LOGO] Printed on post-consumer recycled paper              #DEBT--8/01